UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2010

GOLD HORSE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30311	22-3719165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 31 Tongdao South Road

Hohhot, Inner Mongolia, China

(Address of principal executive offices (zip code))

86 (471) 339-7999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On July 26, 2010, Gold Horse International Inc. (the “Company”) dismissed AGCA, Inc. (formerly Yu and Associates CPA Corporation) (“AGCA”) as the Company’s independent registered public accounting firm and engaged Crowe Horwath (HK) CPA Limited (“Crowe”) as the Company’s independent registered public accounting firm. The dismissal of AGCA was approved and ratified by our Board of Directors’ on July 14, 2010. AGCA had served as our independent registered public accounting firm since August 2008.  AGCA did not resign or decline to stand for reelection.

AGCA’s report dated October 19, 2009 on our balance sheets as of June 30, 2009 and 2008 and the related statements of income and comprehensive income, stockholders’ equity, and cash flows for the years ended June 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss AGCA, we had no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement if not resolved to the satisfaction of AGCA, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and the subsequent interim period prior to retaining Crowe: (1) neither we nor anyone on our behalf consulted Crowe regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K and (2) Crowe did not provide us with a written  report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided AGCA with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by AGCA is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01  Regulation FD Disclosure.

On July 30, 2010, Gold Horse International, Inc. issued a press release announcing that it engaged new auditors, Crowe Horwath (HK) CPA Limited, as the Company advances its program to move to a senior stock exchange before the end of 2010. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from AGCA Inc. dated July 28, 2010

99.1	Press release issued July 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Horse International, lnc.

July 30, 2010	By:	/s/ Liankuan Yang
Liankuan Yang
Chief Executive Officer